Exhibit 10.2

Execution Version

FOURTH AMENDMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 12, 2015 among Envision Healthcare Corporation (the “Borrower”), the several banks and financial institutions parties hereto that constitute Additional Tranche B-2 Term Lenders (as further defined in Subsection 1(b)(i) hereof) and Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Fourth Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to an amendment to the Credit Agreement, to be dated as of the date hereof (the “Third Amendment”) among the Borrower, the Lenders party thereto and the Administrative Agent, the Credit Agreement shall be amended to, among other things, increase the Applicable Margin with respect to the Tranche B-2 Term Loans;

WHEREAS, pursuant to and in accordance with Subsection 2.6 of the Credit Agreement, the Borrower has requested that Incremental Term Loan Commitments in an aggregate principal amount of $365 million be made available to the Borrower, and the Additional Tranche B-2 Term Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Additional Tranche B-2 Term Lenders will make Incremental Term Loans in the form of the Additional Tranche B-2 Term Loans (as defined in Subsection 1(b)(i) hereof), (b) that the proceeds of the Additional Tranche B-2 Term Loans will be used to finance the working capital, capital expenditures, business requirements, acquisitions and other general corporate purposes of the Borrower and its Restricted Subsidiaries and (c) to amend the Credit Agreement as provided herein without the consent or approval of any other Lender, as permitted by Subsections 2.6(d) and 11.1(d) thereof.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Credit Agreement Amendments.  Subject to the satisfaction of the conditions set forth in Section Two hereof:

(a)                                 The Additional Tranche B-2 Term Loans shall be deemed to be “Incremental Term Loans”, the Additional Tranche B-2 Term Lenders shall be deemed to be “Additional Lenders”, the Additional Tranche B-2 Term Loan Commitments shall be deemed to be “Incremental Term Loan Commitments” and this Fourth Amendment shall be deemed to be an “Incremental Commitment Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement and the other Loan Documents.  The Borrower and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.6(b) of the Credit Agreement, to the inclusion as an “Additional Lender” of each Additional Tranche B-2 Term Lender that is party to this Fourth Amendment that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b)                                 Subsection 1.1 of the Credit Agreement is hereby amended as follows:

i.                                          by adding the following new definitions, to appear in proper alphabetical order:

“Additional Tranche B-2 Lead Arrangers”:  as defined in the definition of “Lead Arrangers” in this Subsection 1.1.

“Additional Tranche B-2 Term Lender”:  any Lender having an Additional Tranche B-2 Term Loan Commitment and/or an Additional Tranche B-2 Term Loan outstanding hereunder.

“Additional Tranche B-2 Term Loan”:  the Additional Tranche B-2 Term Loans made by the Lenders holding the Additional Tranche B-2 Term Loan Commitments to the Borrower under Article II on the Fourth Amendment Effective Date.

“Additional Tranche B-2 Term Loan Commitment”:  as to any Lender, its obligation to make Additional Tranche B-2 Term Loans to the Borrower pursuant to Subsection 2.1(c) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Additional Tranche B-2 Term Loan Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Additional Tranche B-2 Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all Lenders, the “Additional Tranche B-2 Term Loan Commitments”.  The original aggregate amount of the Additional Tranche B-2 Term Loan Commitments on the Fourth Amendment Effective Date is $365 million.

“Additional Tranche B-2 Term Loan Percentage”:  as to any Additional Tranche B-2 Term Lender at any time, the percentage which (a) such Lender’s Additional Tranche B-2 Term Loans and unused Additional Tranche B-2 Term Loan Commitment then outstanding constitute of (b) the sum of all of the Additional Tranche B-2 Term Loans and unused Additional Tranche B-2 Term Loan Commitments then outstanding (or, if the Additional Tranche B-2 Term Loan Commitments have terminated or expired in their entirety, the percentage which such Lender’s Additional Tranche B-2 Term Loans then outstanding constitutes of the aggregate Additional Tranche B-2 Term Loans then outstanding).

“Fourth Amendment”:  the Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, among the Borrower, the Additional Tranche B-2 Term Lenders and the Administrative Agent.

“Fourth Amendment Effective Date”:  November 12, 2015.

“Original Tranche B-2 Term Loan”:  shall mean the Tranche B-2 Term Loans made by the applicable Tranche B-2 Lenders to the Borrower under Article II on the Second Amendment Effective Date.

“Original Tranche B-2 Term Loan Commitment”:  as to any Lender, its obligation to make Original Tranche B-2 Term Loans to the Borrower pursuant to Subsection 2.1(b) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B-2 Term Loan Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Original Tranche B-2 Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all Lenders, the “Original Tranche B-2 Term Loan Commitments”.  The original aggregate amount of the Original Tranche B-2 Term Loan Commitments on the Second Amendment Effective Date is $635 million.

ii.                                       by restating the definition of “Adjusted LIBOR Rate” as follows:

““Adjusted LIBOR Rate”:  with respect to any Borrowing of Eurodollar Loans for any Interest Period, an interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1.00%) determined by the Administrative Agent to be equal to the higher of (a) (i) the LIBOR Rate for such Borrowing of Eurodollar Loans in effect for such Interest Period divided by (ii) 1 minus the Statutory Reserves (if any) for such Borrowing of Eurodollar Loans for such Interest Period and (b) (i) in respect of the Initial Term Loans, 1.00% and (ii) in respect of the Tranche B-2 Term Loans, 1.00%.”

iii.                                    by restating the definition of “Alternate Base Rate” as follows:

““Alternate Base Rate”:  for any day, a fluctuating rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1.00%) equal to the greatest of (a) the Base Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50%, (c) the Adjusted LIBOR Rate for an Interest Period of one-month beginning on such day (or if such day is not a Business Day, on the immediately preceding Business Day) plus 1.00% and (d) (i) in respect of the Initial Term Loans, 2.00% and (ii) in respect of the Tranche B-2

Term Loans, 2.00%.  If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBOR Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c) above, as the case may be, of the preceding sentence until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in the Base Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate shall be effective on the effective date of such change in the Base Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate, respectively.”

iv.                                   by restating clause (II) of the definition of “Applicable Margin” as follows:

“(II) Tranche B-2 Term Loans, 3.50% per annum for Eurodollar Loans, and 2.50% per annum for ABR Loans.”

v.                                      by deleting the phrase “Tranche B-2 Term Loan Commitments” appearing in the definition of “Borrowing”, and replacing it with the phrase “Original Tranche B-2 Term Loan Commitments, Additional Tranche B-2 Term Loan Commitments”,

vi.                                   by amending and restating the definition of “Facility” as follows:

““Facility”:  each of (a) the Initial Term Loan Commitments and the Extensions of Credit made thereunder, (b) the Original Tranche B-2 Term Loan Commitments and the Extensions of Credit made thereunder, (c) the Additional Tranche B-2 Term Loan Commitments and the Extensions of Credit made thereunder, (d)  the Tranche B-2 Term Loan Commitments and the Extensions of Credit made thereunder and (e) any other committed facility hereunder and the Extensions of Credit made thereunder.”

vii.                                by amending and restating the definition of “Lead Arranger” as follows:

““Lead Arrangers”:  in respect of (I) Initial Term Loans, Deutsche Bank Securities Inc., Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., RBC Capital Markets, and UBS Securities LLC, as Joint Lead Arrangers (collectively, the “Original Lead Arrangers”), (II) Original Tranche B-2 Term Loans, Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers (collectively, the “Tranche B-2 Lead Arrangers”) and (III) Additional Tranche B-2 Term Loans, Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers

(collectively, the “Additional Tranche B-2 Lead Arrangers”).  For the avoidance of doubt, neither Tranche B-2 Lead Arrangers nor Additional Tranche B-2 Lead Arrangers shall constitute Lead Arrangers for the purposes of Subsections 6.1(b) and (e).”

viii.                             by amending and restating the definition of “Maturity Date” as follows:

““Maturity Date”:  in respect of (I) Initial Term Loans, May 25, 2018, and (II) Tranche B-2 Term Loans, October 28, 2022, as the context may require.”

ix.                                   by restating the definition of “Tranche B-2 Repricing Transaction” as follows:

“Tranche B-2 Repricing Transaction”:  the prepayment, refinancing, substitution or replacement of all or a portion of the Tranche B-2 Term Loans (including, without limitation, as may be effected through any amendment, waiver or modification to this Agreement relating to the interest rate for, or weighted average yield of, the Tranche B-2 Term Loans), (a) if the primary purpose of such prepayment, refinancing, substitution, replacement, amendment, waiver or modification is (as reasonably determined by the Borrower in good faith) to refinance the Tranche B-2 Term Loans at a lower “effective yield” (taking into account, among other factors, margin, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, commitment, underwriting, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBOR Rate, but including any LIBOR floor or similar floor that is higher than the then Adjusted LIBOR Rate), (b) if the prepayment, refinancing, substitution, replacement, amendment, waiver or modification is effectuated by the incurrence by the Borrower or any Restricted Subsidiary of new Indebtedness, such new Indebtedness is first lien secured term loan bank financing, and (c) if such prepayment, refinancing, substitution, replacement, amendment, waiver or modification results in such first lien secured term loan bank financing having an “effective yield” (as reasonably determined by the Administrative Agent, in consultation with the Borrower, consistent with generally accepted financial practices, after giving effect to, among other factors, margin, upfront or similar fees or original issue discount shared with all providers of such financing (calculated based on assumed four-year average life and without present value discount), but excluding the effect of any arrangement, commitment, underwriting, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBOR Rate, but including any LIBOR floor or similar floor that is higher than the then applicable Adjusted LIBOR Rate) that is less than the “effective yield” (as reasonably determined by the Administrative Agent, in consultation with the Borrower, on the same basis) of the Tranche B-2 Term Loans prior to being so prepaid, refinanced, substituted or replaced or subject to such amendment, waiver or modification to this Agreement.

x.                                      by amending and restating the definition of “Tranche B-2 Term Loan Percentage” as follows:

““Original Tranche B-2 Term Loan Percentage”:  as to any Original Tranche B-2 Term Lender at any time, the percentage which (a) such Lender’s Original Tranche B-2 Term Loans and unused Original Tranche B-2 Term Loan Commitment then outstanding constitute of (b) the sum of all of the Original Tranche B-2 Term Loans and unused Original Tranche B-2 Term Loan Commitments then outstanding (or, if the Original Tranche B-2 Term Loan Commitments have terminated or expired in their entirety, the percentage which such Lender’s Original Tranche B-2 Term Loans then outstanding constitutes of the aggregate Original Tranche B-2 Term Loans then outstanding).”

xi.                                   by amending and restating the definition of “Other Representatives” as follows:

““Other Representatives”:  in respect of (I) Initial Term Loans, each of Deutsche Bank Securities Inc., Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, and UBS Securities LLC, in their collective capacity as Joint Lead Arrangers, and Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, UBS Securities LLC, Citigroup Global Markets Inc. and Natixis, in their collective capacity as Joint Bookmanagers, (II) Original Tranche B-2 Term Loans, each of Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, in their collective capacity as Joint Bookrunners, each of Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC in their collective capacity as Joint Lead Arrangers, and Fifth Third Bank, UBS Securities LLC and Wells Fargo Securities, LLC, in their collective capacity as co-managers and (III) Additional Tranche B-2 Term Loans, each of Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, in their collective capacity as Joint Bookrunners, each of Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC in their collective capacity as Joint Lead Arrangers, and Fifth Third Bank, UBS Securities LLC and Wells Fargo Securities, LLC, in their collective capacity as co-managers.”

xii.                                by amending and restating the definition of “Tranche B-2 Term Loan” as follows:

“Tranche B-2 Term Loan”:  each Original Tranche B-2 Term Loan and/or Additional Tranche B-2 Term Loan, as the context shall require; collectively, the “Tranche B-2 Term Loans”.

xiii.                             by amending and restating the definition of “Tranche B-2 Term Loan Commitment” as follows:

“Tranche B-2 Term Loan Commitment”:  as to any Lender, such Lender’s Original Tranche B-2 Term Loan Commitment and/or Additional Tranche B-2 Term Loan Commitment, as the context shall require; collectively, the “Tranche B-2 Term Loan Commitments”.

xiv.                            by amending and restating the definition of “Tranche B-2 Term Lenders” as follows:

““Tranche B-2 Term Lenders”: Original Tranche B-2 Lenders and/or Additional Tranche B-2 Term Lenders, as the context shall require; collectively, the “Tranche B-2 Term Lenders”.

xv.                               by amending and restating the definition of “Tranche” as follows:

““Tranche”:  with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Term Loans, Original Initial Term Loan Commitments, (2) Original Tranche B-2 Term Loans or Original Tranche B-2 Term Loan Commitments, (3) Additional Tranche B-2 Term Loans or Additional Tranche B-2 Term Loan Commitments, (4) Tranche B-2 Term Loans or Tranche B-2 Term Loan Commitments, (5) Incremental Loans or Incremental Commitments with the same terms and conditions made on the same day, or (6) Extended Term Loans (of the same Extension Series) (excluding the Additional Tranche B-2 Term Loans and Additional Tranche B-2 Term Loan Commitments); provided that, the 2013 Supplemental Term Loans shall be considered part of the Initial Term Loans to which such 2013 Supplemental Term Loans are added pursuant to the definition of Initial Term Loan; provided, further, for the avoidance of doubt, that, simultaneous with the effectiveness of the Fourth Amendment on the Fourth Amendment Effective Date, the Original Tranche B-2 Term Loans or Original Tranche B-2 Term Loan Commitments and the Additional Tranche B-2 Term Loans or Additional Tranche B-2 Term Loan Commitments shall be considered part of the same Tranche for all purposes under the Loan Documents.”

(c)                                  Subsection 2.1 of the Credit Agreement is hereby amended as follows:

i.                                          by inserting the following as new clause (c) thereof:

“(c)                            Subject to the terms and conditions hereof, each Lender holding an Additional Tranche B-2 Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the Fourth Amendment Effective Date, one or more term loans to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Additional Tranche B-2 Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Additional Tranche B-2 Term Loans:

(i)                                     shall, at the option of the Borrower, be incurred and maintained as and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)                                  shall be made by each such Lender in an aggregate principal amount which does not exceed the Additional Tranche B-2 Term Loan Commitment of such Lender.

Once repaid, Additional Tranche B-2 Term Loans incurred hereunder may not be reborrowed.  On the Fourth Amendment Effective Date (after giving effect to the incurrence of Additional Tranche B-2 Term Loans on such date), the Additional Tranche B-2 Term Loan Commitment of each Additional Tranche B-2 Term Lender shall terminate.”

(d)                                 Section 2.2 of the Credit Agreement is hereby amended as follows:

i.                                          by amending and restating clause (a) thereof as follows:

“The Borrower agrees that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B-2 Term Loans), the Second Amendment Effective Date (in the case of requests relating to the Original Tranche B-2 Term Loans) or the Fourth Amendment Effective Date (in the case of requests relating to the Additional Tranche B-2 Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note” and, collectively, the “Notes”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrower.  Each Note in respect of an Initial Term Loan shall be dated the Closing Date.  Each Note in respect of an Original Tranche B-2 Term Loan shall be dated the Second Amendment Effective Date. Each Note in respect of an Additional Tranche B-2 Term Loan shall be dated the Fourth Amendment Effective Date.  Each Note shall be payable as provided in Subsections 2.2(b),

2.2(c), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”

ii.                                       by amending and restating clause (c) thereof as follows:

“The Tranche B-2 Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on March 31, 2016 up to and including the Maturity Date in respect of the Tranche B-2 Term Loans (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B-2 Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date in respect of the Tranche B-2 Term Loans	0.25% of the aggregate principal amount of the Tranche B-2 Term Loans on the Fourth Amendment Effective Date

Maturity Date in respect of the Tranche B-2 Term Loans	all unpaid aggregate principal amounts of any outstanding Tranche B-2 Term Loans

(e)                                  Subsection 2.3 of the Credit Agreement is hereby amended and restated as follows:

“Procedure for Term Loan Borrowing.  The Borrower shall have given the Administrative Agent notice (which notice must have been received by the Administrative Agent prior to 9:00 A.M., New York City time, and shall be irrevocable after funding) on (i) the Closing Date specifying the amount of the Initial Term Loans to be borrowed, (ii) the Second Amendment Effective Date specifying the amount of Original Tranche B-2 Term Loans to be borrowed or (iii) the Fourth Amendment Effective Date specifying the amount of Additional Tranche B-2 Term Loans to be borrowed.  Upon receipt of such notice, the Administrative Agent shall promptly notify each applicable Lender thereof.  Each applicable Lender will make (a) in the case of the Initial Term Loans, the amount of its pro rata share (based on its Initial Term Loan Percentage) of the Initial Term Loan Commitments, (b) in the case of the Original Tranche B-2 Term Loans, the amount of its pro rata share (based on its Original Tranche B-2 Term Loan Percentage) of the Original Tranche B-2 Term Loan Commitments and (c) in the case of the Additional Tranche B-2 Term Loans, the amount of its pro rata share (based on its Additional Tranche B-2 Term Loan Percentage) of the Additional Tranche B-2 Term Loan Commitments, as applicable, available to the Administrative Agent, in each case for the account of the Borrower at the office of the Administrative Agent specified in Subsection 11.2 prior to 10:00 A.M., New York City time, on the Closing Date or the Second Amendment Effective Date, as applicable, in funds immediately available to the Administrative Agent.  The Administrative Agent shall on such date credit the account of the Borrower on the books of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.”

(f)                                   Subsection 4.4 of the Credit Agreement is hereby amended as follows:

i.                                          by amending and restating the last sentence appearing in clause (a) thereof as follows:

“Each prepayment of Tranche B-2 Term Loans pursuant to this Subsection 4.4(a) made on or prior to the six-month anniversary of the Fourth Amendment Effective Date in an amount equal to, or with the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from, its incurrence of new Indebtedness under first lien secured term loan bank financing in a Tranche B-2 Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(c).”

ii.                                       by restating the first sentence of clause (c) thereof as follows:

“Subject to the last sentence of Subsection 4.4(d) and Subsection 4.4(g), each prepayment of Term Loans pursuant to Subsections 4.4(a) and (b) shall be allocated pro rata among the Initial Term Loans, the Tranche B-2 Term Loans, the Incremental Term Loans and the Extended Term Loans and shall be applied within each Tranche of Term Loans to the respective installments of principal thereof in the manner directed by the Borrower (or, if no such direction is given, in direct order of maturity); provided, that at the request of the Borrower, in lieu of such application on a pro rata basis among all Tranches of Term Loans, such prepayment may be applied to any Tranche of Term Loans so long as the maturity date of such Tranche of Term Loans precedes the maturity date of each other Tranche of Term Loans then outstanding or, in the event more than one Tranche of Term Loans shall have an identical maturity date that precedes the maturity date of each other Tranche of Term Loans then outstanding, to such Tranches on a pro rata basis.”

(g)                                  Subsection 4.5(c) of the Credit Agreement is hereby amended and restated as follows:

“(c)                            If on or prior to the six-month anniversary of the Fourth Amendment Effective Date the Borrower makes an optional prepayment in full of the Tranche B-2 Term Loans in an amount equal to, or with the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from, its incurrence of new Indebtedness under first lien secured bank term loan financing in a Tranche B-2 Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Tranche B-2 Term Lender, a prepayment premium of 1.0% of the aggregate principal amount of Tranche B-2 Term Loans being prepaid.  If, on or prior to the six-month anniversary of the Fourth Amendment Effective Date, any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace the Tranche B-2 Term Loans) that results in a Tranche B-2 Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.8(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Tranche B-2 Term Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.8(e) or 11.1(g).”

(h)                                 Subsection 5.16 is hereby amended and restated as follows:

“The proceeds of Term Loans shall be used by the Borrower (i) in the case of the Initial Term Loans other than the 2013 Supplemental Term Loans, to effect, in part, the Refinancing and the other Transactions, and to pay certain fees and expenses relating thereto, (ii) in the case of Tranche B-2 Term Loans, to finance the working capital, capital expenditures, business requirements, acquisitions and other general corporate purposes of the Borrower and its Restricted Subsidiaries, (iii) in the case of Additional Tranche B-2 Term Loans, to finance the working capital, capital expenditures, business requirements, acquisitions and other general corporate purposes of the Borrower and its Restricted Subsidiaries and (iv) in the case of all other Term Loans, to finance the working capital, capital expenditures, business requirements and other general corporate purposes of the Borrower and its Restricted Subsidiaries.”

(i)                                     Interest Period.  The initial Interest period for the Additional Tranche B-2 Term Loans shall be a period commencing on the Fourth Amendment Effective Date and ending on November 27, 2015.

(j)                                    Other Terms.  For the avoidance of doubt, both the Additional Tranche B-2 Term Loans and the Original Tranche B-2 Term Loans shall be deemed “Tranche B-2 Term Loans” for all purposes of the Credit Agreement (including, without limitation, the definitions Applicable Margin and Maturity Date), and any mandatory and voluntary repayments of Tranche B-2 Term Loans under the Credit Agreement shall be made ratably between the Original Tranche B-2 Term Loans and the Additional Tranche B-2 Term Loans based on the outstanding principal amounts thereof on the date of such prepayment.

(k)                                 Schedule A of the Credit Agreement is hereby amended by supplementing such schedule with the information specified in Schedule 1 to this Fourth Amendment.

SECTION TWO - Conditions to Effectiveness relating to Credit Agreement Amendments.  This Fourth Amendment relating to the Credit Agreement Amendments shall become effective on the date (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)                                 the Borrower, the Additional Tranche B-2 Term Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Alina Weiss (facsimile number :  +1 212 354 8113, email address:  alina.weiss@whitecase.com);

(b)                                 the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Borrower approving and authorizing the execution, delivery and performance of this Fourth Amendment, and the performance of the Credit Agreement as amended by this Fourth Amendment, certified as of the Fourth Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation;

(c)                                  the Borrower shall have delivered to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP, counsel to the Borrower, and the General Counsel of the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent and dated as of the Fourth Amendment Effective Date;

(d)                                 the Administrative Agent shall have received a certificate of the Borrower required pursuant to Subsection 2.6(a) and the definition of “Maximum Incremental Facilities Amount” in the Credit Agreement;

(e)                                  all fees and expenses then due and payable to the Administrative Agent, the Other Representatives in respect of the Additional Tranche B-2 Term Loans and the Additional Tranche B-2 Term Loan Lenders pursuant to the Fee Letter dated as of July 30, 2015, as amended, by and among the Borrower and other parties thereto and Section Four hereof shall have been paid on, or contemporaneously with the funding of Additional Tranche B-2 Term Loans on, the Fourth Amendment Effective Date;

(f)                                   prior to or simultaneously with the effectiveness of this Fourth Amendment, the Borrower shall have entered into the Third Amendment and it shall be effective in accordance with its terms; and

(g)                                  the Administrative Agent shall have received a notice of such borrowing as required by Subsection 2.3 of the Credit Agreement (as amended hereby).

The making of the Additional Tranche B-2 Term Loans by the Additional Tranche B-2 Term Lenders hereunder shall conclusively be deemed to constitute an acknowledgement by each Additional Tranche B-2 Term Lender that has made its respective Additional Tranche B-2 Term Loan that each of the conditions precedent set forth in Section

Two of this Fourth Amendment and the Credit Agreement shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

SECTION THREE - Representations and Warranties; No Default.  In order to induce the Additional Tranche B-2 Term Lenders party hereto and the Administrative Agent to enter into this Fourth Amendment, the Borrower represents and warrants to each of such Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Fourth Amendment, (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date; (ii) the representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (iii) the execution, delivery and performance of this Fourth Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iv) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with (A) any Organizational Document of the Borrower or (B) any Requirement of Law applicable to the Borrower or result in a breach of any provision of any Contractual Obligation of the Borrower, in each case, in any respect that would reasonably be expected to have a Material Adverse Effect.

SECTION FOUR - Fees.

(a)                                 The Administrative Agent shall have received, for the account of the Additional Tranche B-2 Term Lenders, an upfront fee in an amount equal to 1.00% of the sum of the aggregate principal amount of the Additional Tranche B-2 Term Loans, which upfront fee may be structured as original issue discount at the option of the Lead Arrangers in respect of the Additional Tranche B-2 Term Loans.

(b)                                 The Borrower agrees to reimburse the Administrative Agent and Other Representatives in respect of the Additional Tranche B-2 Term Loans for their reasonable and documented out-of-pocket expenses incurred by them in connection with this Fourth Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Other Representatives in respect of the Additional Tranche B-2 Term Loans, and White & Case LLP, counsel for the Administrative Agent, (I) in the case of the Administrative Agent in accordance with Subsection 11.5 of the Credit Agreement and (II) in the case of the Other Representatives in accordance with the Commitment Letter dated as of July 30, 2015, as amended, by and among the Borrower and other parties thereto.

SECTION FIVE - Reference to and Effect on the Credit Agreement and the Notes.  On and after the effectiveness of this Fourth Amendment, each reference in the Credit

Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Fourth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.  The Borrower hereby expressly acknowledges the terms of this Fourth Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Fourth Amendment and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Secured Obligations (including, without limitation, in respect of the Additional Tranche B-2 Term Loans) pursuant to the Security Documents.

SECTION SIX - Execution in Counterparts.  This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this Fourth Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

SECTION SEVEN - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the day and year first above written.

ENVISION HEALTHCARE
CORPORATION

By:	/s/ Randel G. Owen
Name:	Randel G. Owen
Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Fourth Amendment and the incurrence of the Additional Tranche B-2 Term Loans.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Additional Tranche B-2 Term Loans shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Section One hereof.

GUARANTORS:

ENVISION HEALTHCARE INTERMEDIATE CORPORATION

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ACCENT HOME HEALTH CARE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
APH LABORATORY SERVICES, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EVERGREEN EMERGENCY SERVICES OF ALLENTOWN, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

GOLD COAST AMBULANCE SERVICE
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCARE HOLDINGS, INC.
HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
OHERBST, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VISTA STAFFING SOLUTIONS, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AGAPE HEALTH CARE AGENCY, LLC.
CARE CONNECTION OF CINCINNATI LLC
GEM CITY HOME CARE, LLC
GUARDIAN OHIO NEWCO, LLC

By:GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

ALPHA PHYSICIAN RESOURCES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ARKANSAS RIVER EMERGENCY SERVICES, LLC

By: PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC, as Sole Member of Arkansas River Emergency Services, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Phoenix Emergency Physicians of the Northeast, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

CMORX, LLC

By:	EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

DAN RIVER EMERGENCY SERVICES, LLC
EMERGENCY SERVICES OF CENTRAL OHIO, LLC
PHOENIX EMERGENCY MEDICINE OF BROWARD, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE MIDWEST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE SOUTHEAST, LLC
PHOENIX EMERGENCY SERVICES OF INVERNESS, LLC
PHOENIX EMERGENCY SERVICES OF LEESBURG, LLC
PHOENIX OBSTETRICS/GYNECOLOGY, LLC
PHOENIX PEDIATRICS OF BROWARD, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Dan River Emergency Services, LLC, Emergency Services of Central Ohio, LLC, Phoenix Emergency Medicine of Broward, LLC, Phoenix Emergency Physicians of the Midwest, LLC, Phoenix Emergency Physicians of the Northeast, LLC, Phoenix Emergency Physicians of the Southeast, LLC, Phoenix Emergency Services of Inverness, LLC, Phoenix Emergency Services of Leesburg, LLC, Phoenix Obstetrics/Gynecology, LLC and Phoenix Pediatrics of Broward, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ED SOLUTIONS, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

EDIMS, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

PHOENIX PHYSICIANS, LLC
STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By: EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SEAWALL ACQUISITION, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SPOTLIGHT HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

GUARANTORS (cont’d):

AMR BAY STATE, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

COMMUNITY EMS, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
MARLBORO HUDSON AMBULANCE &
WHEELCHAIR SERVICE, INC.
VITAL ENTERPRISES, INC.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]

ACKNOWLEDGEMENT

Deutsche Bank AG New York Branch, as ABL Agent under that certain Intercreditor Agreement dated as of May 25, 2011 (the “Intercreditor Agreement”) and Deutsche Bank AG New York Branch, as Term Loan Agent under the Intercreditor Agreement hereby acknowledge that the issuance of the Additional Tranche B-2 Term Loans will constitute Term Loan Obligations (as defined in the Intercreditor Agreement), under the Original Term Loan Credit Agreement (as defined in the Intercreditor Agreement).

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as ABL Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as Term Loan Agent

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[Signature Page to Fourth Amendment to Term Loan Credit Agreement]